UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2006

          First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-11242	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 N. Sixth Street, Indiana, PA	15701
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On March 22, 2006, an engagement letter was executed between First Commonwealth Financial Corporation and KPMG LLP.  KPMG LLP was engaged as the new principal accountants of First Commonwealth Financial Corporation.  The 2006 engagement letter with KPMG LLP is subject to alternative dispute resolution procedures and limits the corporation's ability to recover punitive damages.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 27, 2006

                                                            FIRST COMMONWEALTH FINANCIAL CORPORATION
                                                                 (Registrant)

                                                            By:  /S/ JOHN J. DOLAN
                                                                    John J. Dolan
                                                                    Executive Vice President and
                                                                    Chief Financial Officer